UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

Sport Endurance, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Broadway, 19th Floor, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

On June 5, 2017, Sport Endurance, Inc. (the “Company”) entered into a Forbearance Agreement with a holder (the “Lender”) of a 10% Senior Secured Convertible Promissory Note (the “Note”), pursuant to which the Company and the Lender agreed to extend the due date of the Note to December 27, 2017.  As part of the Agreement, the Company increased the principal by $50,111.38 and waived a $163,151 default penalty.  The new principal of the Note is $275,668.27.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.             Exhibit

10.1          Form of Forbearance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT ENDURANCE, INC.
Date: June 9, 2017	By: /s/ David Lelong
Name:  David Lelong
Title:  Chief Executive Officer